UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2017

YIELD10 BIOSCIENCE, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-33133	04-3158289
(Commission File Number)	(IRS Employer Identification No.)

19 Presidential Way, Woburn, Massachusetts	01801
(Address of Principal Executive Offices)	(Zip Code)

(617) 583-1700
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 27, 2017, Yield10 Bioscience, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference, with the Secretary of State of the State of Delaware. The Certificate of Amendment, effective as of December 27, 2017, decreases from 250,000,000 shares to 40,000,000 shares the aggregate number of shares of the Company’s common stock that are authorized to be issued.

As described below, the Company's stockholders approved the amendment at a special meeting held on December 27, 2017.
Item 5.07 - Submission of Matters to a Vote of Security Holders.
On December 27, 2017, the Company held a special meeting of its stockholders (the “Special Meeting”).

At the Special Meeting, of the 3,461,714 shares of the Company’s common stock entitled to vote, 2,486,316 shares were represented at the meeting in person or by proxy, constituting a quorum. The voting results relating to the proposed amendment to the Certificate of Incorporation are as set forth below. This proposal is described in further detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 17, 2017.

The stockholders approved the proposal authorizing an amendment to the Certificate of Incorporation to decrease from 250,000,000 shares to 40,000,000 shares the aggregate number of shares of the Company’s common stock that are authorized to be issued.

Votes For	Votes Against	Votes Abstain
1,965,925	508,028	12,363
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Yield10 Bioscience, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YIELD10 BIOSCIENCE, INC.

Date: December 27, 2017	By:	/s/ Oliver P. Peoples
Oliver P. Peoples
President & Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Yield10 Bioscience, Inc.